Exhibit 10.1

SECOND AMENDMENT TO COMMERCIAL CREDIT AGREEMENT

This SECOND AMENDMENT TO COMMERCIAL CREDIT AGREEMENT (the “Second Amendment”) is entered into when fully executed but is intended to be effective as of April 11, 2024 (the “Effective Date”) by and among MANITEX INTERNATIONAL, INC., a Michigan corporation (“Manitex International”), MANITEX, INC., a Texas corporation (“Manitex, Inc.”), MANITEX, LLC, a Delaware limited liability company (“Manitex, LLC”), CRANE AND MACHINERY, INC., an Illinois corporation (“Crane and Machinery”), CRANE AND MACHINERY LEASING, INC., an Illinois corporation (“Crane and Machinery Leasing”), MANITEX SABRE INC., a Michigan corporation (“Manitex Sabre”), BADGER EQUIPMENT COMPANY, a Minnesota corporation (“Badger”), RABERN HOLDCO, INC., a Delaware corporation (“Holdco”), and RABERN RENTALS, LLC, a Delaware limited liability company (“Rabern” and together with Manitex International, Manitex, Inc., Manitex, LLC, Crane and Machinery, Crane and Machinery Leasing, Manitex Sabre, Badger and Holdco, collectively the “Borrower”), and AMARILLO NATIONAL BANK, a national banking association (the “Lender”).

Recitals:

A. Borrower is indebted to Lender pursuant to the terms and conditions of and as set forth in an April 11, 2022 Commercial Credit Agreement entered into by and among Borrower and Lender (the “Original Credit Agreement”), as modified by the April 11, 2023 First Amendment to Commercial Credit Agreement by and among Borrower and Lender (the “First Amendment”). The Original Credit Agreement as amended by the First Amendment may be collectively referred to as the “Existing Credit Agreement”. The capitalized terms used in this Second Amendment, except as otherwise defined herein, have the meanings ascribed to them in the Existing Credit Agreement.

B. Pursuant to the Original Credit Agreement, Lender extended to Borrower: (i) an April 11, 2022 $40,000,000.00 Promissory Note (Operating Loan) executed by Borrower and made payable to the Lender’s order (the “Original Operating Note”), (ii) an April 11, 2022 $30,000,000.00 Promissory Note (Holdco Operating Loan) executed by Borrower and made payable to Lender’s order (the “Original Holdco Operating Note”), and (iii) an April 11, 2022 $15,000,000.00 Promissory Note (Term Loan) executed by Borrower and made payable to Lender’s order (the “Original Term Note”). The Original Operating Note, the Original Holdco Operating Note and the Original Term Note may be collectively referred to as the “Original Notes”.

C. Pursuant to the First Amendment, Lender renewed and extended the Original Notes pursuant to: (i) an April 11, 2023 $40,000,000.00 Promissory Note (First Renewal of Operating Loan) executed by Borrower and made payable to Lender’s order (the “First Renewal of Operating Note”); and (ii) an April 11, 2023 $30,000,000.00 Promissory Note (First Renewal of Holdco Operating Loan) executed by Borrower and made payable to Lender’s order (the “First Renewal of Holdco Operating Note”).

D. Subsequently, upon Borrower’s request, Lender agreed to modify the interest rates of the First Renewal of Operating Note, the First Renewal of Holdco Operating Note, and the Term Note pursuant to: (i) a June 12, 2023 Modification of Promissory Note (First Modification to First Renewal of Operating Loan) by and among Borrower and Lender (the “First Modification of Operating Note”; the Original Operating Note, the First Renewal of Operating Note and the First Modification of Operating Note may be collectively referred to as the “Existing Operating Note”); (ii) a June 12, 2023 Modification of Promissory Note (First Modification to First Renewal of Holdco Operating Loan) by and among Borrower and Lender by and among Borrower and Lender (the “First Modification of Holdco Operating Note”; the Original Holdco Operating Note, the First Renewal of Holdco Operating Note and the First Modification of Holdco Operating Note may be collectively referred to as the “Existing Holdco Operating Note”); and (iii) a June 12, 2023 Modification of Promissory Note (First Modification to Term Loan) by and among Borrower and Lender (the “First Modification of Term Note”; the Original Term Note and the First Modification of Term Note may be collectively referred to as the “Term Note”).

E. Borrower has requested, among other things, to extend the maturity dates of the Existing Operating Note and the Existing Holdco Operating Note to April 11, 2026. Subject to the terms and conditions that are contained in the Existing Credit Agreement, as amended and otherwise affected by this Second Amendment, Lender is willing to accommodate Borrower’s requests. With the exception of the amendments and agreements set forth herein, Lender and Borrower desire and intend that all other terms and conditions of the Existing Credit

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Agreement remain unaltered and in full force and effect, and further that all other Loan Documents, specifically including, without any limitation, the Collateral Documents remain in full force and effect. The continued lending transactions between Lender and Borrower will be hereinafter governed by the terms and conditions contained in the Existing Credit Agreement. This Second Amendment shall operate as a modification and amendment, and not as a novation of the indebtedness represented by the Existing Credit Agreement.

NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree that the Existing Credit Agreement is hereby amended as follows:

1. The following term in Article I, Section 1.1 of the Existing Credit Agreement is added as follows:

“Second Amendment to Credit Agreement. The term “Second Amendment to Credit Agreement” means the April 11, 2024 Second Amendment to Commercial Credit Agreement by and among Borrower and Lender.”

2. Article II, Section 2.1 of the Existing Credit Agreement is deleted in its entirety and the following is substituted therefor:

“2.1 The Operating Loan. Subject to the terms and conditions set forth in this Credit Agreement and in the other Loan Documents, Lender has agreed to advance funds to Borrower from time to time pursuant to a $40,000,000.00 revolving credit facility to finance (a) the working capital needs and general business operations of the Borrowers other than Rabern and Holdco, and (b) Permitted Acquisitions, including, without limitation, the Rabern Acquisition (the “Operating Loan”). Advances under the Operating Loan, in addition to other conditions set forth in this Credit Agreement (including the limitations of the Borrowing Base Report as set forth below), are subject to the following terms and conditions:

(i) Limitation on Advances. The aggregate maximum amount of all advances under the Operating Loan outstanding at any one time, subject to any other limitation contained in this Credit Agreement may not exceed $40,000,000.00;

(ii) Maturity Date. The Operating Loan matures on April 11, 2026, or at such other date as is agreed to by Lender in any renewal, amendment, modification, extension, or restatement of the below-defined “Operating Note” or in any renewal, amendment, modification, extension, or restatement thereof. Notwithstanding the foregoing, the Operating Note will mature on a rolling 2-year maturity, that is, initially, if on April 11, 2026, there is not an existing Event of Default under the Operating Note, this Credit Agreement, or the other Loan Documents, Lender in its discretion will modify or renew and extend the then existing Operating Note to provide for it to mature on April 11, 2028, and the process will repeat on April 11 of each year following 2026 so that the maturity of the Operating Note continues to extend in one-year increments, provided that Lender will give Borrower one hundred twenty (120) days’ prior written notice if it does not intend to modify or renew and extend the then existing Operating Note;

(iii) Revolving Feature. Within the limits of Lender’s commitment to advance monies under the Operating Loan, and subject to all limitations contained in this Credit Agreement, Borrower under the Operating Loan, in accordance with the limitations of the Borrowing Base Report, may borrow, repay, and may re-borrow under Section 2.1 of this Credit Agreement;

(iv) The Operating Note. The Operating Loan is evidenced by an April 11, 2024 $40,000,000.00 Promissory Note (Second Renewal of Operating Loan) executed by Borrower and made payable to Lender’s order and as the same may from time to time be renewed, amended, modified, extended, or restated, together with all substitutions therefor and any replacements thereof (the “Operating Note”);

(v) Letter of Credit Sub-Feature. As a sub-feature of the Operating Loan, Lender agrees from time to time during the term of the Operating Note to issue irrevocable letters of credit for the account of Borrower (each an “Operating Loan Letter of Credit” and collectively the “Operating Loan Letters of Credit”); provided however, that the aggregate drawn amount of the Operating Loan Letters of Credit shall not at any time exceed $3,000,000.00. The form and substance of the Operating Loan Letters of Credit, and of any renewal thereof, will be subject to approval by Lender, in its sole discretion. Each Operating Loan Letter of Credit will be issued for a term not to exceed one year; provided however, that no Operating Loan Letter of

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Credit will have an expiration date subsequent to the maturity date of the Operating Note. Each Operating Loan Letter of Credit, and of any renewal thereof, will be subject to the additional terms and conditions of the letter of credit agreements, applications, and any related documents required by Lender in connection with the issuance thereof. In addition, in connection with each Operating Loan Letter of Credit, and of any renewal thereof, that is issued by Lender, Borrower will be required to pay to Lender a fee equal to 2% of the maximum amount of Lender’s obligation under the issued Operating Loan Letter of Credit. Lender’s issuance of an Operating Loan Letter of Credit will result in a reduction in the amount available for advance under the Operating Note in an amount equal to Lender’s committed amount under each such Operating Loan Letter of Credit, that is, the amount of all issued Operating Loan Letters of Credit will be reserved under the Operating Note and will not be available for borrowings hereunder;

(vi) Prepayment. Subject to the terms of the Operating Note, any interest rate hedge or swap agreement, or any other fixed rate conversion agreement between Borrower and Lender that affects the Operating Note, the terms of which shall control, the Operating Note may be prepaid in any amount at any time prior to maturity without premium or penalty. Any prepayment will be applied first toward the payment of the interest accrued but unpaid on the Operating Note, then toward the outstanding principal thereof. Lender’s records will be prima facie evidence of all amounts owing on the Operating Note absent manifest error;

(vii) Payment. Borrower will pay principal and interest on the unpaid, un-matured principal amounts outstanding from time to time on the Operating Loan as set forth in the Operating Note, as the same may from time to time be renewed, amended, modified, extended, or restated, together with all substitutions therefor and any replacements thereof; and

(viii) Security. Borrower’s promise to pay the Operating Note is secured by liens, security interests, and encumbrances against all property of Borrower or others, against which Lender has been or will be granted a lien by this Credit Agreement or by any of the Collateral Documents. Borrower hereby grants to Lender a lien against the Collateral to secure payment of Obligations and indebtedness to Lender including without limitation the unpaid balance of the Operating Note.”

3. Article II, Section 2.2 of the Existing Credit Agreement is deleted in its entirety and the following is substituted therefor:

“2.2 Holdco Operating Loan. Subject to the terms and conditions set forth in this Credit Agreement and in the other Loan Documents, Lender has agreed to advance funds to Borrower from time to time pursuant to a $30,000,000.00 revolving credit facility to finance (a) the working capital needs and general business operations of Rabern and Holdco, and (b) Permitted Acquisitions, including, without limitation, the Rabern Acquisition (the “Holdco Operating Loan”). Advances under the Holdco Operating Loan, in addition to other conditions set forth in this Credit Agreement (including the limitations of the Holdco Borrowing Base Report as set forth below), are subject to the following terms and conditions:

(i) Limitation on Advances. The aggregate maximum amount of all advances under the Holdco Operating Loan outstanding at any one time, subject to any other limitation contained in this Credit Agreement may not exceed $30,000,000.00;

(ii) Maturity Date. The Holdco Operating Loan matures on April 11, 2026, or at such other date as is agreed to by Lender in any renewal, amendment, modification, extension, or restatement of the below-defined “Holdco Operating Note” or in any renewal, amendment, modification, extension, or restatement thereof;

(iii) Revolving Feature. Within the limits of Lender’s commitment to advance monies under the Holdco Operating Loan, and subject to all limitations contained in this Credit Agreement, Borrower under the Holdco Operating Loan, in accordance with the limitations of the Holdco Borrowing Base Report, may borrow, repay, and may re-borrow under Section 2.2 of this Credit Agreement;

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(iv) The Holdco Operating Note. The Holdco Operating Loan is evidenced by an April 11, 2024 $30,000,000.00 Promissory Note (Second Renewal of Holdco Operating Loan) executed by Borrower and made payable to Lender’s order and as the same may from time to time be renewed, amended, modified, extended, or restated, together with all substitutions therefor and any replacements thereof (the “Holdco Operating Note”);

(v) Letter of Credit Sub-feature. As a sub-feature of the Holdco Operating Loan, Lender agrees from time to time during the term of the Holdco Operating Note to issue irrevocable letters of credit for the account of Borrower (each a “Holdco Operating Loan Letter of Credit” and collectively the “Holdco Operating Loan Letters of Credit”); provided however, that the aggregate drawn amount of the Holdco Operating Loan Letters of Credit shall not at any time exceed $2,500,000.00. The form and substance of the Holdco Operating Loan Letters of Credit, and of any renewal thereof, will be subject to approval by Lender, in its sole discretion. Each Holdco Operating Loan Letter of Credit will be issued for a term not to exceed one year; provided however, that no Holdco Operating Loan Letter of Credit will have an expiration date subsequent to the maturity date of the Holdco Operating Note. Each Holdco Operating Loan Letter of Credit, and of any renewal thereof, will be subject to the additional terms and conditions of the letter of credit agreements, applications, and any related documents required by Lender in connection with the issuance thereof. In addition, in connection with each Holdco Operating Loan Letter of Credit, and of any renewal thereof, that is issued by Lender, Borrower will be required to pay to Lender a fee equal to 2% of the maximum amount of Lender’s obligation under the issued Holdco Operating Loan Letter of Credit. Lender’s issuance of a Holdco Operating Loan Letter of Credit will result in a reduction in the amount available for advance under the Holdco Operating Note in an amount equal to Lender’s committed amount under each such Holdco Operating Loan Letter of Credit, that is, the amount of all issued Holdco Operating Loan Letters of Credit will be reserved under the Holdco Operating Note and will not be available for borrowings hereunder.

(vi) Prepayment. Subject to the terms of the Holdco Operating Note, any interest rate hedge or swap agreement, or any other fixed rate conversion agreement between Borrower and Lender that affects the Holdco Operating Note, the terms of which shall control, the Holdco Operating Note may be prepaid in any amount at any time prior to maturity without premium or penalty. Any prepayment will be applied first toward the payment of the interest accrued but unpaid on the Holdco Operating Note, then toward the outstanding principal thereof. Lender’s records will be prima facie evidence of all amounts owing on the Holdco Operating Note absent manifest error;

(vii) Payment. Borrower will pay principal and interest on the unpaid, un-matured principal amounts outstanding from time to time on the Holdco Operating Loan as set forth in the Holdco Operating Note, as the same may from time to time be renewed, amended, modified, extended, or restated, together with all substitutions therefor and any replacements thereof; and

Security. Borrower’s promise to pay the Holdco Operating Note is secured by liens, security interests, and encumbrances against all property of Borrower or others, against which Lender has been or will be granted a lien by this Credit Agreement or by any of the Collateral Documents. Borrower hereby grants to Lender a lien against the Collateral to secure payment of Obligations and indebtedness to Lender including without limitation the unpaid balance of the Holdco Operating Note.”

4. Article 3, Section 3.4 is added to the Existing Credit Agreement as follows:

“3.3 Conditions Precedent to Second Amendment to Credit Agreement. The obligation of Lender to extend the maturity date under the Operating Note and Holdco Operating Note, in addition to all conditions precedent set forth elsewhere in the Credit Agreement, is subject to the condition precedent that each of the following shall have been satisfied, all in form and substance satisfactory to Lender:

(a)	Borrower shall have executed and delivered, or caused to be executed and delivered, to Lender such borrowing authorizations and proof of continued existence as requested by Lender;

(b)

Borrower shall have executed and delivered to Lender all Loan Documents as requested by Lender, including without any limitation, this Second Amendment, the Operating Note, and the Holdco Operating Note;

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(c) Borrower acknowledges and agrees that all Collateral Documents are hereby ratified, modified, amended, and extended to secure payment of the Notes. Borrower further hereby acknowledges and agrees that Lender may elect to selectively enforce its rights under the Loan Documents and in the event Lender elects to selectively enforce its rights under any one or more of the Loan Documents, including any condition precedent hereunder, the action will not be deemed a waiver or discharge of such right until such time as Lender has been paid in full all sums owing to Lender under the Notes and of any other indebtedness payable by Borrower to Lender; and

(d) There exists no Event of Default.”

5. Acknowledgment of Indebtedness. Borrower hereby confirms and agrees that the unpaid balance of principal and interest owing to Lender, according to Lender’s records, under the Loans (the “Unpaid Balance”) is payable to Lender without defense, counterclaim, or offset according to the modified terms, if any, set forth in this Second Amendment.

6. Continuation of Prior Agreements and Prior Liens. The modifications and amendments set forth in this Second Amendment are incorporated into and will hereby become a part of the Existing Credit Agreement and other Loan Documents, mutatis mutandis. This Second Amendment, the Notes to be executed as set forth herein, and all other documents required to be executed pursuant to this Second Amendment will be deemed to be “Loan Documents”. Except to the extent modified by this Second Amendment, the Existing Credit Agreement and the other Loan Documents (specifically including any Collateral Documents requested by Lender as set forth in this Second Amendment), and the liens created thereby and all representations, warranties, covenants and agreements of the Borrower therein, will continue in full force and effect and are hereby deemed to have been made as of the date hereof, and will continue as provided therein. Borrower hereby expressly grants to Lender a security interest against all Collateral to secure payment of all of Borrower’s Obligations. This Second Amendment and the Existing Credit Agreement shall be read together, as one document.

7. Counterparts. This Second Amendment (and any other Loan Document executed in connection with it) may be separately executed in any number of counterparts, each of which will be an original, but all of which, taken together, will be deemed to constitute one and the same instrument. Any party so executing and delivering this Second Amendment (and any other Loan Document executed in connection with it) by facsimile or other electronic transmission shall promptly deliver a manually executed counterpart, provided that any failure to do so shall not affect the validity of the counterpart executed by facsimile or other electronic transmission.

THIS SECOND AMENDMENT AND ANY LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NOT ANY UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

(Counterpart signature pages follow on next page)

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Joseph Doolan’s Counterpart Signature Page

The parties hereto have executed this Second Amendment to be effective as of the Effective Date.

BORROWER:		MANITEX INTERNATIONAL, INC., a michigan corporation

	By:	/s/ Joseph R. Doolan
Joseph Doolan, Chief Financial Officer

MANITEX, INC., a Texas corporation

	By:	/s/ Joseph R. Doolan
Joseph Doolan, Treasurer

MANITEX, LLC, a Delaware limited liability company

	By:	/s/ Joseph R. Doolan
Joseph Doolan, Treasurer

RABERN HOLDCO, INC., a Delaware corporation

	By:	/s/ Joseph R. Doolan
Joseph Doolan, Treasurer

RABERN RENTALS, LLC, a Delaware limited liability company

	By:	/s/ Joseph R. Doolan
Joseph Doolan, Treasurer

BADGER EQUIPMENT COMPANY, a Minnesota corporation

	By:	/s/ Joseph R. Doolan
Joseph Doolan, Treasurer

Address for Notice:
9725 Industrial Drive
Bridgeview, Illinois 60455
Attention: Joe Doolan, CFO
Tel: 708-237-2066
Email: jdoolan@manitex.com

With a copy to:

Bryan Cave Leighton Paisner LLP 211 N Broadway, Suite 3600
St. Louis, Missouri 63102
Attention: Joe Robertson
Tel: 314-259-2031
Email: joe.robertson@bclplaw.com

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David Langevin’s Counterpart Signature Page

The parties hereto have executed this Second Amendment to be effective as of the Effective Date.

BORROWER:		MANITEX SABRE, INC., a Michigan corporation

	By:	/s/ David Langevin
David Langevin Executive Chairman

CRANE AND MACHINERY, INC., an Illinois corporation

	By:	/s/ David Langevin
David Langevin, Executive Chairman

CRANE AND MACHINERY LEASING, INC., an Illinois corporation

	By:	/s/ David Langevin
David Langevin, Executive Chairman

Address for Notice:
9725 Industrial Drive
Bridgeview, Illinois 60455
Attention: Joe Doolan, CFO
Tel: 708-237-2066
Email: jdoolan@manitex.com

With a copy to:

Bryan Cave Leighton Paisner LLP 211 N Broadway, Suite 3600
St. Louis, Missouri 63102
Attention: Joe Robertson
Tel: 314-259-2031
Email: joe.robertson@bclplaw.com

(Counterpart signature pages continue on the following page)

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Lender’s Counterpart Signature Page

The parties hereto have executed this Second Amendment to be effective as of the Effective Date.

LENDER:		AMARILLO NATIONAL BANK, a national banking association

	By:	/s/ Julio Jauregui
Julio Jauregui, Senior Vice President

Address for Notice:
5300 Bee Caves Road, Building 2
West Lake Hills, Texas 78746
Tel: (512) 502-2907
Email: julio.jauregui@anb.com

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